UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 14, 2005

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38507 Cherry Street, Unit G, P.O. Box 276, Newark, California 94560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 14, 2005, upon the recommendation of the Nominating Committee of Peak International Limited (the “Registrant”), the Registrant’s Board of Directors appointed Mr. Russell Silvestri as a member of the Board of Directors. Mr. Silvestri was not appointed to any committees of the Board. A copy of the press release announcing Mr. Silvestri’s appointment is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release dated October 14, 2005 announcing the appointment of Mr. Russell Silvestri to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK INTERNATIONAL LIMITED

Dated: October 20, 2005	By:	/s/ Jack Menache
Jack Menache
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 14, 2005 announcing the appointment of Mr. Russell Silvestri to the Board of Directors.